UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2006

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Sidney Street, Cambridge, MA 02139
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2006, ImmunoGen, Inc. (NASDAQ: IMGN) and Millennium Pharmaceuticals, Inc. (NASDAQ: MLNM) agreed to amend the Access, Option and License Agreement (the Agreement) executed by the parties on March 30, 2001. The amendment extends the Access Term, as defined in the Agreement, for an additional year, which ends March 30, 2007. In consideration for this extension, Millennium will pay to ImmunoGen an extension fee equal to two hundred and fifty thousand dollars ($250,000).

A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of ImmunoGen, Inc. dated March 30, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.

Date: March 30, 2006	By:	/s/ Karleen M. Oberton

Senior Corporate Controller (Principal Accounting Officer)

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